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                                                             Exhibit 10(lxxxiii)

                             AMENDMENT NO. 4 TO THE
                      NACCO MATERIALS HANDLING GROUP, INC.
                      LONG-TERM INCENTIVE COMPENSATION PLAN
                      -------------------------------------

               NACCO Materials Handling Group, Inc. hereby adopts this Amendment No. 4 to the NACCO Materials Handling, Inc. Long-Term Incentive Compensation Plan (the "Plan"), effective as of August 1, 1999. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.

                                    SECTION 1
                                    ---------
               Section 5.1(c) of the Plan is hereby amended by adding the following provisions to the end thereof, to read as follows:

               "Notwithstanding any provision of this Plan to the contrary, prior to the vesting of an Award under this Section 5.2, to the extent determined by the Company in its sole and absolute discretion and subject to the terms and conditions of the NACCO Materials Handling Group, Inc. Unfunded Benefit Plan (the "Unfunded Plan"), a grantee shall be permitted to make an irrevocable election to defer receipt of all or part of an Award under and into the Unfunded Plan. Any such election shall thereby extinguish his entitlement under this Plan to so much of an Award as is covered by such deferral election."


               EXECUTED this 8TH day of OCT., 1999.

                      NACCO MATERIALS HANDLING GROUP, INC.

                                      By:/s/ Michael L. Smith
                                        -----------------------
                                         Title:VP Finance